                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 27, 2002
                                -----------------


                             FMC TECHNOLOGIES, INC.
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    1-16489                    36-4412642
 ----------------------------        ------------             ------------------
 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


                200 East Randolph Drive, Chicago, Illinois 60601
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 861-6000
                         ------------------------------
                         Registrant's telephone number,
                               including area code

Item 9. Regulation FD Disclosure. Representatives from FMC Technologies, Inc. held meetings with investment analysts from various firms in New York, NY on February 27 and 28, 2002. Presenters at these meetings included Joseph H. Netherland, Chief Executive Officer and President, FMC Technologies, Inc. and William H. Schumann III, Senior Vice President, Chief Financial Officer and Treasurer, FMC Technologies, Inc. Slides containing information presented at the meetings are attached hereto as an exhibit to this report. These slides may also be accessed at the Company's website (www.fmctechnologies.com). The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Technologies, Inc. that the information is material or that investors should consider this information before deciding to buy or sell FMC Technologies, Inc. securities.


Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished as part of this report:

     ---------------------------------------------------------------------------
      Exhibit Number                   Topic                   Presenters
     ---------------------------------------------------------------------------

      Exhibit 99a              FMC Technologies, Inc.    Joseph H. Netherland
                                                         William H. Schumann III
     ---------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             FMC TECHNOLOGIES, INC.

                             By  /s/ Jeffrey W. Carr
                                ---------------------
                                 Jeffrey W. Carr
                                 Vice President, General
                                 Counsel and Secretary

Date: February 27, 2002